----------------
                         [LOGO] AVONDALE HESTER
                                ----------------

                               TOTAL RETURN FUND
--------------------------------------------------------------------------------




                               SEMI-ANNUAL REPORT











--------------------------------------------------------------------------------

                           For the Six Months Ending
                               September 30, 2001

                            [LOGO] HESTER CAPITAL
                                   M a n a g e m e n t,  L. L. C.



October 22, 2001

Dear Shareholders:

     The U.S. equity market remains in the grip of a bear market now in its 21st month. The horrific attacks by terrorists and the recessionary trends in our economy have been the dominant influences. At the end of September, the Fund had $11.9 million in assets with 83.6% allocated to common stocks, 13.0% to fixed-income securities and 3.4% to short-term investments. Since April 1, the Fund has declined 6.19% compared to 6.00% decline for the blended custom index. HCM has just completed its 3-year anniversary as investment advisor to the Fund. Since September 30, 1998, the Fund has experienced a 6.28% annualized return versus a 3.12% gain for the blended custom index which is comprised of 75% S&P 500 Composite Index and 25% Lehman U.S. Intermediate Government/Credit Bond Index. We are pleased with this performance and the fact that the equity and bond components have been competitive with the benchmarks.

     Before the tragic events of September 11, the United States economy was teetering between an economic contraction and recession. Today, the U.S. is in the grips of a recession, which has been exacerbated by the September 11 terrorist attacks. These events accelerated the trend of corporate layoffs and shattered consumer confidence. While the risks are tilted to the downside, a recovery is anticipated by the spring of 2002.

     Positively, there has been an immediate and massive response by the Federal Reserve, Congress, and the Administration through monetary and fiscal policy. Short-term interest rates are now at their lowest levels in 40 years and the markets anticipate that the Fed will cut interest rates again in November and December, with the federal funds rate reaching 2.00%. In total, the economic system has received nine interest rate reductions and well over $100 billion of reserves injected into the banking system. Fiscal policy has also added a total of $95 billion in the form of tax rebates and reductions in marginal tax rates, the airline industry bailout program, and the President's reconstruction bill. Clearly, monetary and fiscal policy is squarely focused on growth. Add to all this the low levels of inflation, declining energy prices, and the stimulus from mortgage refinancing, and we believe the economy should be gaining traction late in the first quarter or early in the second quarter of 2002.

These economic conditions have added new life to the 20-year fixed income bull market. Through most of last year, the Federal Reserve had engineered an inverted yield curve with short-term rates higher than long-term rates. That trend has been reversed with the yield curve now at its most positive slope (long-term rates higher than short-term rates) since 1993. What that has meant to the bond investor is that returns have been positive and in the double-digits for the past year.



FOR PERIODS ENDING:  SEPTEMBER 30, 2001                      RETURNS
---------------------------------------------------------------------------------------
FIXED INCOME INDICES                         YR. TO DATE    1 YEAR    3 YEAR*   5 YEAR*
---------------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE GOVT.
     CORP. INDEX
     Average Mat. 4.62 yrs
     Duration 3.69 yrs.                         8.87%        12.90%     6.47%    7.60%
---------------------------------------------------------------------------------------
LEHMAN BROTHERS GOVT./CREDIT
     BOND INDEX
     Average Mat. 9.34 yrs
     Duration 5.54 yrs.                         8.44%        13.17%     5.91%    8.00%
---------------------------------------------------------------------------------------
LEHMAN BROTHERS 10-YEAR MUNICIPAL
     BOND INDEX
     Average Mat. 9.99 yrs
     Duration 5.66 yrs.                         5.81%        10.01%     5.22%    6.78%
---------------------------------------------------------------------------------------
LEHMAN BROTHERS 7-YEAR MUNICIPAL
     BOND INDEX
     Average Mat. 7.00 yrs
     Duration 4.84 yrs.                         6.17%         9.67%     5.17%    6.26%
---------------------------------------------------------------------------------------

*Annualized


For the stock market the trends have been just the opposite. Equity returns have been negative, not only in 2001, but over the past year. Over the past three years ending September 30, the Standard & Poor's 500 Composite Index is up only 2.00% annualized and the average stock in the index is actually down 2.74%. The NASDAQ Composite is also down 3.99% over the past three years and the five year results are a paltry 4.08%.




FOR PERIODS ENDING:  SEPTEMBER 30, 2001                      RETURNS
---------------------------------------------------------------------------------------
EQUITY INDICES                            YR. TO DATE    1 YEAR    3 YEAR*   5 YEAR*
---------------------------------------------------------------------------------------
STANDARD & POOR'S 500
  (CAPITALIZATION WEIGHTED)                (20.45%)      (26.67%)     2.00%    10.19%
---------------------------------------------------------------------------------------
STANDARD & POOR'S 500
  (UNWEIGHTED)                             (20.88%)      (20.57%)    (2.74%)    2.42%
---------------------------------------------------------------------------------------
NASDAQ                                     (39.34%)      (59.19%)    (3.99%)    4.08%
---------------------------------------------------------------------------------------
DOW JONES INDUSTRIAL AVERAGE               (16.96%)      (15.52%)     5.80%   10.36%
---------------------------------------------------------------------------------------

*Annualized


After September 11, we returned to the history books to ascertain how the stock markets had responded in past crises. The following chart depicts these trends beginning with Pearl Harbor and continuing through Iraq's invasion of Kuwait. One month after each of these events the market was flat or down, but one year later had experienced double-digit returns. Since the market reached its low point on September 21, returns have done the exact opposite with the market up 13% from the low and 4.2% since September 30 as measured by the S&P 500 Composite Index. The quick responses by the fiscal and monetary authorities have contributed greatly to this positive action.



            STOCK MARKET TOTAL RETURNS DURING AND AFTER PAST CRISES

--------------------------------------------------------------------------------------------------
DATE                     EVENT               1-MONTH        3-MONTH        6-MONTH        12-MONTH
--------------------------------------------------------------------------------------------------
December 7, 1941         Pearl Harbor        (4.10%)        (6.60%)        (1.00%)        20.30%
--------------------------------------------------------------------------------------------------
October 16, 1962         Cuban Missile
                           Crisis             0.60%         18.20%         25.70%         35.30%
--------------------------------------------------------------------------------------------------
November 22,  1963       Kennedy
                           Assassination     (0.50%)         7.10%         11.40%         18.90%
--------------------------------------------------------------------------------------------------
October 19, 1987         Black Monday       (21.50%)         2.80%          5.50%         14.70%
--------------------------------------------------------------------------------------------------
August 2, 1990           Iraq invades
                           Kuwait            (9.00%)         0.80%         15.90%         26.90%
--------------------------------------------------------------------------------------------------
September 11, 2001       Terriorists attack
                           U.S.              13.03%            ??            ??             ??
--------------------------------------------------------------------------------------------------


Since 1948, there have been 14 bear markets using the S&P 500 as a proxy. These bearish events have averaged declines of 25.4% and last an average of 11.9 months. The last time the markets experienced two consecutive down years was 1973 - 1974, following the last period of overvaluation characterized by the "Nifty Fifty" stocks. In all likelihood, 2001 will a down year, making 2000 - 2001 the second occurrence in the post-war period.


              MAJOR PEAK-TO-TROUGH DECLINES IN S&P 500 SINCE 1948

--------------------------------------------------------------------------------
          PEAK                      TROUGH          PEAK-TO-TROUGH  DURATION
--------------------------------------------------------------------------------
  DATE           PRICE          DATE         PRICE     % CHANGE      (MONTHS)
--------------------------------------------------------------------------------
Jun 1948         17.06        Jun 1949       13.55       (20.6)         12
--------------------------------------------------------------------------------
Jan 1953         26.66        Sep 1953       22.71       (14.8)          8
--------------------------------------------------------------------------------
Aug 1956         49.74        Oct 1957       38.98       (21.6)         14
--------------------------------------------------------------------------------
Aug 1959         60.71        Oct 1960       52.30       (13.9)         14
--------------------------------------------------------------------------------
Dec 1961         72.64        Jun 1962       52.32       (28.0)          6
--------------------------------------------------------------------------------
Feb 1966         94.06        Oct 1966       73.20       (22.2)          8
--------------------------------------------------------------------------------
Nov 1968        108.37        May 1970       69.29       (36.1)         18
--------------------------------------------------------------------------------
Jan 1973        120.24        Oct 1974       62.28       (48.2)         21
--------------------------------------------------------------------------------
Sep 1976        107.83        Mar 1978       86.90       (19.4)         18
--------------------------------------------------------------------------------
Nov 1980        140.52        Aug 1982      102.20       (27.3)         21
--------------------------------------------------------------------------------
Aug 1987        337.89        Oct 1987      216.46       (35.9)          2
--------------------------------------------------------------------------------
Jul 1990        369.78        Oct 1990      294.51       (20.4)          3
--------------------------------------------------------------------------------
Jan 1994        482.85        Apr 1994      435.86        (9.7)          3
--------------------------------------------------------------------------------
Mar 2000       1552.87        Sep 2001      965.80       (37.8)         18
--------------------------------------------------------------------------------
                              Average                    (25.4)       11.9
                              Range                  (9.7) - (48.2)  2 - 21
                              Median                     (21.9)       13.0
--------------------------------------------------------------------------------


Today, everyone's crystal ball is extremely cloudy. Ours is no different. However, we do know that the market is down significantly and that the Federal Reserve has cut rates nine times, with a tenth cut expected in November. Globally, there have been over 140 interest rate cuts by the central banks around the world since November 2000. These are positive actions. In addition to the monetary stimulus, fiscal stimulus has been extensive. The interest-rate yield curve is very positively sloped, and bearish sentiment is on the rise - both are positive indicators for the stock market. Now is not the time to panic. It is a time to search for good quality companies for long-term investment. We believe the odds favor higher stock prices over the next 12 months. The key will be improvement in consumer, business and investor confidence. The U.S. policy response has been swift and correct. While the headlines will not bring pleasant reading in the next several months, the economy and the markets will recover.

     On behalf of the staff of HCM, we thank you for the opportunity to serve as your investment advisor to Avondale Hester Total Return Fund and with you the best of health and happiness as we approach the holiday season.

     Very truly yours,



     /s/ I. CRAIG HESTER                          /S/ JOHN E. GUNTHORP
     -------------------                          --------------------
     I. Craig Hester, CFA                         John E. Gunthorp

     Past performance is not predictive of future performance. Average annual total returns for the one, five and ten-year periods ended September 30, 2001 were -20.68%, 8.24% and 8.76% respectively. Prior to September 30, 1998, the Fund was managed by another advisor.

     The S&P 500 Composite Index is a broad market-weighted average of the U.S. blue-chip companies. The S&P 500 Composite Index is unmanaged and returns include reinvested dividends.

     The Lehman Brothers Intermediate Government/Credit Index includes all investment grade government and corporate bonds with a maturity between 1 and 10 years.

     The Blended Custom Index was created by the Advisor because it reflects the asset allocation between equity and fixed-income securities that the Fund intends to maintain over the long-term.

     Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.



                       AVONDALE HESTER TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 83.6%
APPAREL: 1.5%
    1,500        Jones Apparel Group, Inc.*                            $  38,235
    7,600        Polo Ralph Lauren Corp.                                 142,500
                                                                       ---------
                                                                         180,735
                                                                       ---------

BANKS: 4.4%
    4,713        Bank Of America Corp.                                   275,239
    8,014        Bank One Corp.                                          252,201
                                                                       ---------
                                                                         527,440
                                                                       ---------

BEVERAGES: 3.7%
    7,192        Anheuser-Busch Companies, Inc.                          301,201
    3,000        Coca-Cola Co.                                           140,550
                                                                       ---------
                                                                         441,751
                                                                       ---------

CHEMICALS - DIVERSIFIED: 0.9%
    2,250        H.B. Fuller Co.                                         103,050
                                                                       ---------

COMPUTER SERVICES: 9.4%
   14,000        Adobe Systems, Inc.                                     335,720
    9,737        First Data Corp.                                        567,278
   17,400        Oracle Corp.*                                           218,892
                                                                       ---------
                                                                       1,121,890
                                                                       ---------

COMPUTER SOFTWARE: 2.2%
    6,000        Autodesk, Inc.                                          192,360
   13,500        Parametric Technology Corp.*                             70,065
                                                                       ---------
                                                                         262,425
                                                                       ---------

COMPUTERS: 3.3%
    9,500        Compaq Computer Corp.                                    78,945
    5,000        Hewlett-Packard Co.                                      80,500
    2,500        International Business Machines Corp.                   230,750
                                                                       ---------
                                                                         390,195
                                                                       ---------

CONSUMER PRODUCTS: 7.1%
   22,611        General Electric Co.                                    841,129
                                                                       ---------

DENTAL SUPPLIES & EQUIPMENT: 2.5%
    6,500        Dentsply International, Inc.                            298,610
                                                                       ---------

DISTRIBUTION/WHOLESALE: 1.0%
    3,000        Grainger (W.W.), Inc.                                   116,550
                                                                       ---------




SHARES                                                                   VALUE
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING: 2.2%
    1,200        Cooper Industries, Inc. $                                49,764
    2,100        Minnesota Mining & Manufacturing Co.                    206,640
                                                                       ---------
                                                                         256,404
                                                                       ---------

ELECTRONIC MEASURING INSTRUMENTS: 0.2%
      953        Agilent Technologies, Inc.*                              18,631
      953        Agilent Technologies, Inc. Rts                                0
                                                                       ---------
                                                                          18,631
                                                                       ---------

ELECTRONICS: 4.8%
    7,600        Altera Corp.*                                           125,324
    7,830        Avnet, Inc.                                             142,428
    6,000        Intel Corp.                                             122,340
    2,589        Triquint Semiconductor, Inc.*                            41,398
    7,750        Vishay Intertechnology, Inc.*                           142,600
                                                                       ---------
                                                                         574,090
                                                                       ---------

FINANCIAL SERVICES: 7.6%
   10,539        American Express Co.                                    306,263
   10,666        Citigroup, Inc.                                         431,973
    2,500        Federal Home Loan Mortgage Corp.                        162,500
                                                                       ---------
                                                                         900,736
                                                                       ---------

HEALTHCARE: 0.1%
      593        Zimmer Holdings, Inc.                                    16,456
                                                                       ---------

HOME FURNISHINGS: 1.7%
    7,500        Ethan Allen Interior                                    206,250
                                                                       ---------

INSTRUMENTS - CONTROLS: 1.4%
    4,750        Parker-Hannifin Corp.                                   163,637
                                                                       ---------

MACHINERY - INDUSTRIAL & SPECIALTY: 6.5%
    4,500        Dover Corp.                                             135,495
    5,500        Gardner Denver, Inc.                                    122,100
   11,300        Tyco International Ltd.                                 514,150
                                                                       ---------
                                                                         771,745
                                                                       ---------

MANUFACTURING EQUIPMENT: 2.2%
   13,600        Pall Corp.                                              264,520
                                                                       ---------

MEDICAL INFORMATION SYSTEMS: 0.6%
    9,500        Dendrite International, Inc.*                            75,430
                                                                       ---------


See  accompanying Notes to Financial Statements.


                                                                               5

                       AVONDALE HESTER TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at September 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

MEDICAL PRODUCTS: 2.2%
   22,500        Possis Medical, Inc.*                                 $ 263,261
                                                                       ---------

OIL - INTERNATIONAL INTEGRATED: 2.3%
    7,078        Exxon Mobil Corp.                                       278,873
                                                                       ---------

PACKAGING & CONTAINERS: 0.9%
    7,500        Pactiv Corp.                                            108,675
                                                                       ---------

PHARMACEUTICAL: 9.4%
    5,932        Bristol-Myers Squibb Co.                                329,582
    7,000        Johnson & Johnson                                       387,800
   10,000        Pfizer, Inc.                                            401,000
                                                                       ---------
                                                                       1,118,382
                                                                       ---------

RETAIL - GENERAL MERCHANDISE: 2.6%
    5,000        Pier 1 Imports, Inc.                                     41,500
    4,800        Sears, Roebuck & Co.                                    166,272
    2,000        Wal-Mart Stores, Inc.                                    99,000
                                                                       ---------
                                                                         306,772
                                                                       ---------

TELECOMMUNICATIONS: 0.6%
    4,250        WorldCom, Inc.*                                          63,920
      170        WorldCom, Inc. - MCI Group                                2,589
                                                                       ---------
                                                                          66,509
                                                                       ---------

TELECOMMUNICATIONS - EQUIPMENT: 1.4%
    8,000        Andrew Corp.*                                           145,440
    3,000        Tellabs, Inc.*                                           29,640
                                                                       ---------
                                                                         175,080
                                                                       ---------

WIRE & CABLE PRODUCTS: 0.9%
    8,850        Cable Design Technologies*                              104,873
                                                                       ---------

TOTAL COMMON STOCKS
           (cost $7,788,544)                                           9,954,099
                                                                       ---------



PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------

BONDS: 13.0%

FINANCIAL SERVICES: 0.9%
 $100,000        Citigroup, Inc., 6.500%, 1/18/11                      $104,532

U.S. AGENCY OBLIGATIONS: 12.1%
  100,000        Federal Home Loan Bank, 5.705%, 3/2/09                 100,912
  200,000        Federal Home Loan Bank, 5.705%, 3/2/09                 208,767
  500,000        Federal National Mortgage Assoc.,7.000%, 3/15/10       564,414
   41,659        Federal National Mortgage Assoc., 7 Year Balloon,
                    7.000%, 6/1/03                                       42,881
  500,000        Federal National Mortgage Assoc., 6.140%, 9/2/08       520,301
                                                                     ----------
                                                                      1,437,275
                                                                     ----------

TOTAL BONDS
           (cost $1,398,570)                                          1,541,807
                                                                     ----------

SHORT-TERM INVESTMENT: 3.5%

MONEY MARKET INVESTMENT: 3.5%
 $418,727        Firstar Treasury Fund (cost $418,727)                  418,727
                                                                     ----------

TOTAL INVESTMENTS IN SECURITIES
        (cost $9,605,841+): 100.1%                                   11,914,633
Liabilities in excess of
   Other Assets:  (0.1)%                                                (13,978)
                                                                    -----------
                NET ASSETS: 100.0%                                  $11,900,655
                                                                    ===========


* Non-income producing security.

     + At September 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

        Gross unrealized appreciation             $3,725,598
        Gross unrealized depreciation             (1,416,806)
                                                  ----------
        Net unrealized appreciation               $2,308,792
                                                  ==========


See accompanying Notes to Financial Statements.



                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2001 (Unaudited)

ASSETS
        Investments in securities, at value (cost $9,605,841) .........   $11,914,633
        Receivables:
                Dividends and interest ................................        18,990
                Securities sold .......................................         5,218
        Prepaid expenses and other assets .............................         4,361
                                                                          -----------
                        Total assets ..................................    11,943,202
                                                                          -----------

LIABILITIES
        Payables:
                Securities purchased ..................................        20,255
                Administration fees ...................................         5,178
                Due to custodian ......................................         3,693
                Fund shares redeemed ..................................         2,194
        Accrued expenses ..............................................        11,227
                                                                          -----------
                        Total liabilities .............................        42,547
                                                                          -----------

        NET ASSETS ....................................................   $11,900,655
                                                                          ===========

        Net asset value, offering and redemption price per share
           ($11,900,655/388,512 shares outstanding; unlimited number of
           shares authorized without par value) .......................   $     30.63
                                                                          ===========

COMPONENTS OF NET ASSETS
        Paid-in capital ...............................................   $ 9,249,151
        Accumulated net investment income .............................        38,881
        Accumulated net realized gain on investments ..................       303,831
        Net unrealized appreciation on investments ....................     2,308,792
                                                                          -----------
                Net assets ............................................   $11,900,655
                                                                          ===========



See accompanying Notes to Financial Statements.



                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME
        Income
                Dividends ..................................................   $  60,567
                Interest ...................................................      59,542
                                                                               ---------
                        Total income .......................................     120,109
                                                                               ---------

        Expenses
                Advisory fees ..............................................      46,699
                Administration fees ........................................      14,876
                Fund accounting fees .......................................      10,322
                Audit fees .................................................       9,804
                Transfer agent fees ........................................       6,531
                Reports to shareholders ....................................       6,413
                Legal fees .................................................       2,812
                Custody fees ...............................................       2,715
                Trustee fees ...............................................       2,260
                Registration fees ..........................................       1,580
                Miscellaneous ..............................................       1,360
                Insurance expense ..........................................         543
                                                                               ---------
                        Total expenses .....................................     105,915
                                                                               ---------
                                Net investment income ......................      14,194
                                                                               ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain on investments ...................................     100,949
        Net unrealized depreciation on investments .........................    (899,275)
                                                                               ---------
                Net realized and unrealized loss on investments ............    (798,326)
                                                                               ---------
                        Net decrease in net assets resulting from operations   $(784,132)
                                                                               =========



See accompanying Notes to Financial Statements.



                       AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS ENDED    YEAR ENDED
                                                  SEPTEMBER 30, 2001#  MARCH 31, 2001
-------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
        Net investment income .....................   $     14,194    $     42,647
        Net realized gain on investments ..........        100,949         864,975
        Net unrealized depreciation on investments        (899,275)     (2,497,719)
                                                      ------------    ------------

        Net decrease in net assets
           resulting from operations ..............       (784,132)     (1,590,097)
                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ................           --           (35,992)
        From net realized gain ....................           --        (1,275,827)
                                                      ------------    ------------

                Total distributions to shareholders           --        (1,311,819)
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS
        Net increase in net assets derived from
           net change in outstanding shares  (a) ..         48,196       2,679,417
                                                      ------------    ------------

        Total decrease in net assets ..............       (735,936)       (222,499)

NET ASSETS
        Beginning of period .......................     12,636,591      12,859,090
                                                      ------------    ------------

        End of period .............................   $ 11,900,655    $ 12,636,591
                                                      ============    ============

        Accumulated net investment income .........   $     38,881    $     24,687
                                                      ============    ============


(a)     A summary of capital share transactions is as follows:


                                       SIX MONTHS ENDED                YEAR ENDED
                                      SEPTEMBER 30, 2001#            MARCH 31, 2001
                                      -------------------            --------------

                                     Shares         Value           Shares       Value
                                     ------         -----           ------       -----

Shares sold .................        12,082    $   421,441         74,367    $ 2,940,721
Shares issued in reinvestment
of distributions ............          --             --           32,300      1,176,704
Shares redeemed .............       (10,567)      (373,245)       (35,904)    (1,438,008)
                                    -------    -----------        -------    -----------
Net increase ................         1,515    $    48,196         70,763    $ 2,679,417
                                    =======    ===========        =======    ===========

# Unaudited.

See accompanying Notes to Financial Statements.


                       AVONDALE HESTER TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                          SIX MONTHS
                                            ENDED
                                        SEPTEMBER 30,                   YEAR ENDED MARCH 31,
                                            2001#        2001       2000      1999       1998       1997
---------------------------------------------------------------------------------------------------------

        Net asset value, beginning
          of period ..................   $   32.65   $   40.66  $   38.24  $   35.26  $   26.13  $   27.76
                                         ---------   ---------  ---------  ---------  ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:
        Net investment income ........        0.04        0.16       0.06       0.15       0.16       0.18
        Net realized and unrealized
           gain (loss) on investments        (2.06)      (4.37)      6.48       3.62       9.61       0.14
                                         ---------   ---------  ---------  ---------  ---------  ---------

         Total from investment
           operations ................       (2.02)      (4.21)      6.54       3.77       9.77       0.32
                                         ---------   ---------  ---------  ---------  ---------  ---------

LESS DISTRIBUTIONS:
        From net investment income ...     --            (0.10)     (0.11)     (0.05)     (0.15)     (0.28)
        From net realized gain .......     --            (3.70)     (4.01)     (0.74)     (0.49)     (1.67)
                                         ---------   ---------  ---------  ---------  ---------  ---------

        Total distributions ..........     --            (3.80)     (4.12)     (0.79)     (0.64)     (1.95)
                                         ---------   ---------  ---------  ---------  ---------  ---------

        Net asset value, end of period   $   30.63   $   32.65  $   40.66  $   38.24  $   35.26  $   26.13
                                         =========   =========  =========  =========  =========  =========

        Total return .................       (6.19)%^   (11.31)%    18.34%     10.94%     37.65%      1.10%

RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of
          period (millions) ..........   $    11.9   $    12.6  $    12.9  $    11.2  $    10.9  $     9.9
        Ratio of expenses to average
          net assets .................        1.59%+      1.51%      1.46%      1.57%      1.59%      1.83%
        Ratio of net investment income
          to average net assets ......        0.21%+      0.31%      0.15%      0.41%      0.48%      0.62%
        Portfolio turnover rate ......        3.91%^     20.85%     25.93%     25.71%      9.38%     40.87%

# Unaudited.
+ Annualized.
^ Not annualized.

See accompanying Notes to Financial Statements.

                       AVONDALE HESTER TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS - (Unaudited)

NOTE 1 - ORGANIZATION

        Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

     Hester Capital Management, L.L.C., the Fund's Advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

     The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60- day period that this amortized cost basis does not represent fair value.

                       AVONDALE HESTER TOTAL RETURN FUND

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         For the period ended September 30, 2001, Hester Capital Management, L.L.C., (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the period ended September 30, 2001, the Fund incurred $46,699 in advisory fees.

         Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the period ended September 30, 2001, the Fund incurred $14,876 in Administration fees.

         Firstar Bank, N.A., an affiliate of FMFS, serves as custodian to the Fund.

                       AVONDALE HESTER TOTAL RETURN FUND

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

         Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

         The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the period ended September 30, 2001, was $640,786 and $380,963, respectively.

         For the period ended September 30, 2001, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, was $0 and $123,178, respectively.

--------------------------------------------------------------------------------

                                    Advisor
                       HESTER CAPITAL MANAGEMENT, L.L.C.
                         100 Congress Ave., Suite 1960
                                Austin, TX 78701

                                  Distributor
                            QUASAR DISTRIBUTORS LLC*
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                P.O. Box 542007
                              Omaha, NE 68154-1952
                                 (866) 811-0215

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

--------------------------------------------------------------------------------


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.

* Formerly distributed by First Fund Distributors, Inc.